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                                                        Exhibit 1(c)

                             ARMADA FUNDS ("ARMADA")
                        (A MASSACHUSETTS BUSINESS TRUST)

                     CERTIFICATE OF CLASSIFICATION OF SHARES

                  I, W. Bruce McConnel, III, do hereby certify as follows:

                  (1) That I am the duly elected Secretary of Armada Funds ("Armada");

                  (2) That in such capacity I have examined the records of actions taken by the Board of Trustees of Armada;

                  (3) That the Board of Trustees of Armada duly adopted the following resolutions at the Regular Meeting of the Board of Trustees held on February 17, 1998:

CREATION OF NEW SERIES OF SHARES

         1. CREATION OF CLASS Z, CLASS Z-SPECIAL SERIES 1 AND CLASS Z-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE TAX MANAGED EQUITY FUND.

                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class Z shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class Z-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class Z-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class Z shares, Class Z-Special Series 1 shares and Class Z-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of Class Z shares, Class Z-Special Series 1 shares and Class Z-Special Series 2 shares and any other


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                  shares of beneficial interest in Armada hereafter designated as Class Z shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class Z shares, Class Z-Special Series 1 shares and Class Z-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class Z share, Class Z-Special Series 1 share and Class Z-Special Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class Z share, each Class
                  Z-Special Series 1 share and each Class Z-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class Z share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the series designation) with the expenses and liabilities of Armada in respect of Class Z shares, Class Z-Special Series 1 shares, Class Z-Special Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class Z shares, Class Z-Special Series 1 shares, Class Z-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class Z shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class Z shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class Z shares;

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                  (b) only the Class Z-Special Series 1 shares shall bear: (i)
                  the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class Z-Special Series 1 shares; and
                  (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class Z-Special Series 1 shares;

                  (c) only the Class Z-Special Series 2 shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                  (d) no Class Z shares shall bear the expenses and liabilities described in clause (b) and clause (c) above;

                  (e) no Class Z-Special Series 1 shares shall bear the expenses and liabilities described in clause (a) and clause (c) above;

                  (f) no Class Z-Special Series 2 shares shall bear the expenses and liabilities described in clause (a) and clause (b) above;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class Z shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class Z shares, such other affected shares in Armada shall also be entitled

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                  to vote and, in such case, Class Z shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class Z shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class Z shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class Z-Special Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class Z-Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class Z-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class Z-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class Z-Special Series 1 shares;

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class Z-Special Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class Z-Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class Z-Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class Z-Special Series 2 shares, said shares shall not

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                  be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class Z-Special Series 2 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class Z shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class Z shares, such shares shall be entitled to vote and, in such case, Class Z shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class Z-Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class Z-Special Series 1 shares, such shares shall be entitled to vote and, in such case, Class Z-Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class Z-Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class Z-Special Series 2 shares, such shares shall be entitled to vote and, in such case, Class Z-Special Series 2 shares shall be voted in the aggregate together with all other shares of

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                  beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         2. CREATION OF CLASS AA, CLASS AA-SPECIAL SERIES 1 AND CLASS AA-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE AGGRESSIVE ALLOCATION FUND.

                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class AA shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class AA-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class AA-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class AA shares, Class AA-Special Series 1 shares and Class AA-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of Class AA shares, Class AA-Special Series 1 shares and Class AA-Special Series 2 shares and any other shares of beneficial interest in Armada hereafter designated as Class AA shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class AA shares, Class AA-Special Series 1 shares and Class AA-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class AA share, Class AA-Special Series 1 share and Class AA-Special Series 2 share shall share in proportion to

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                  their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class AA share, each
                  Class AA-Special Series 1 share and each Class AA-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class AA share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the series designation) with the expenses and liabilities of Armada in respect of Class AA shares, Class AA-Special Series 1 shares, Class AA-Special Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class AA shares, Class AA-Special Series 1 shares, Class AA-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class AA shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class AA shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class AA shares;

                  (b) only the Class AA-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class AA-Special Series 1 shares; and
                  (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class AA-Special Series 1 shares;


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                  (c) only the Class AA-Special Series 2 shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                  (d) no Class AA shares shall bear the expenses and liabilities described in clause (b) and clause (c) above;

                  (e) no Class AA-Special Series 1 shares shall bear the expenses and liabilities described in clause (a) and clause
                  (c) above;

                  (f) no Class AA-Special Series 2 shares shall bear the expenses and liabilities described in clause (a) and clause
                  (b) above;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class AA shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class AA shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class AA shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class AA shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class AA shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in

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                  clause (b) above (or to any plan or other document adopted by
                  Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class AA-Special Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class AA-Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class AA-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class AA-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class AA-Special Series 1 shares;

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class AA-Special Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class AA-Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class AA-Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class AA-Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class AA-Special Series 2 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class AA shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of

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                  Trustees of Armada, and except that if said matter affects
                  Class AA shares, such shares shall be entitled to vote and, in such case, Class AA shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class AA-Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class AA-Special Series 1 shares, such shares shall be entitled to vote and, in such case, Class AA-Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class AA-Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class AA-Special Series 2 shares, such shares shall be entitled to vote and, in such case, Class AA-Special Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         3. CREATION OF CLASS BB, CLASS BB-SPECIAL SERIES 1 AND CLASS BB-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE BALANCED ALLOCATION FUND.

                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and

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                  hereby are, classified and designated as Class BB
                  shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class BB-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class BB-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class BB shares, Class BB-Special Series 1 shares and Class BB-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of Class BB shares, Class BB-Special Series 1 shares and Class BB-Special Series 2 shares and any other shares of beneficial interest in Armada hereafter designated as Class BB shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class BB shares, Class BB-Special Series 1 shares and Class BB-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class BB share, Class BB-Special Series 1 share and Class BB-Special Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class BB share, each
                  Class BB-Special Series 1 share and each Class BB-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class BB share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the series designation) with the expenses and liabilities of Armada in respect of Class BB shares, Class BB-Special Series 1 shares, Class BB-Special Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class BB shares, Class BB-Special Series 1 shares, Class BB-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class BB shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class BB shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class BB shares;

                  (b) only the Class BB-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class BB-Special Series 1 shares; and
                  (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class BB-Special Series 1 shares;

                  (c) only the Class BB-Special Series 2 shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable

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                  to such shares and which should therefore be borne
                  solely by such shares;

                  (d) no Class BB shares shall bear the expenses and liabilities described in clause (b) and clause (c) above;

                  (e) no Class BB-Special Series 1 shares shall bear the expenses and liabilities described in clause (a) and clause
                  (c) above;

                  (f) no Class BB-Special Series 2 shares shall bear the expenses and liabilities described in clause (a) and clause
                  (b) above;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class BB shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class BB shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class BB shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class BB shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class BB shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class BB-Special Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class BB-Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class BB-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of

                  Trustees of Armada; and (ii) if said matter does not affect Class BB-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class BB-Special Series 1 shares;

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class BB-Special Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class BB-Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class BB-Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class BB-Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class BB-Special Series 2 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class BB shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class BB shares, such shares shall be entitled to vote and, in such case, Class BB shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class BB-Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class BB-Special Series 1 shares, such shares shall be entitled to vote and, in such case, Class BB-Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class BB-Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class BB-Special Series 2 shares, such shares shall be entitled to vote and, in such case, Class BB-Special Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

         4. CREATION OF CLASS CC, CLASS CC-SPECIAL SERIES 1 AND CLASS CC-SPECIAL SERIES 2 SHARES REPRESENTING INTERESTS IN THE CONSERVATIVE ALLOCATION FUND.

                           RESOLVED, that pursuant to Section 5.1 of Armada's
                  Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class CC shares of beneficial interest;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class CC-Special Series 1 shares;

                           FURTHER RESOLVED, that pursuant to Section 5.1 of
                  Armada's Declaration of Trust, an unlimited number of authorized, unissued and unclassified shares of beneficial interest in Armada (no par value) be, and hereby are, classified and designated as Class CC-Special Series 2 shares;

                           FURTHER RESOLVED, that all consideration received by
                  Armada for the issue or sale of Class CC shares, Class CC-Special Series 1 shares and Class CC-Special Series 2 shares shall be invested and reinvested with the consideration received by Armada for the issue and sale of Class CC shares, Class CC-Special Series 1 shares and Class CC-Special Series 2 shares and any other shares of beneficial interest in Armada hereafter designated as Class CC shares (irrespective of whether said shares have been designated as part of a series of said class and, if so designated, irrespective of the particular series designation), together with all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, and any general assets of Armada allocated to Class CC shares, Class CC-Special Series 1 shares and Class CC-Special Series 2 shares or such other shares by the Board of Trustees in accordance with Armada's Declaration of Trust, and each Class CC share, Class CC-Special Series 1 share and Class CC-Special Series 2 share shall share in proportion to their respective net asset values with each such other share in such consideration and other assets, income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation thereof, and any assets derived from any reinvestment of such proceeds in whatever form;

                           FURTHER RESOLVED, that each Class CC share, each
                  Class CC-Special Series 1 share and each Class CC-Special Series 2 share shall be charged in proportion to their respective net asset values with each other share of beneficial interest in Armada now or hereafter designated as a Class CC share of beneficial interest (irrespective of whether said share has been designated as part of a series of said class and, if so designated as part of a series, irrespective of the series designation) with the expenses and liabilities of Armada in respect of Class CC shares, Class CC-Special Series 1 shares, Class CC-Special Series 2 shares or such other shares and in respect of any general expenses and liabilities of Armada allocated to Class CC shares, Class CC-Special Series 1 shares, Class CC-Special Series 2 shares or such other shares by the Board of Trustees in accordance with the Declaration of Trust, except that to the extent permitted by rule or order of the Securities and Exchange Commission and as may be from time to time determined by the Board of Trustees:

                  (a) only the Class CC shares shall bear: (i) the expenses and liabilities arising from transfer agency services that are directly attributable to Class CC shares; and (ii) other such expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class CC shares;

                  (b) only the Class CC-Special Series 1 shares shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to Class CC-Special Series 1 shares; and
                  (iii) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by Class CC-Special Series 1 shares;

                  (c) only the Class CC-Special Series 2 shall bear: (i) the expenses and liabilities of payments to institutions under any agreements entered into by or on behalf of Armada which provide for services by the institutions exclusively for their customers who beneficially own such shares; (ii) the expenses and liabilities arising from transfer agency services that are directly attributable to such shares; (iii) the expenses and liabilities of distribution fees payable under Armada's Distribution and Shareholder Services Plan for Special Series 2 shares; and (iv) such other expenses and liabilities as the Board of Trustees may from time to time determine are directly attributable to such shares and which should therefore be borne solely by such shares;

                  (d) no Class CC shares shall bear the expenses and liabilities described in clause (b) and clause (c) above;

                  (e) no Class CC-Special Series 1 shares shall bear the expenses and liabilities described in clause (a) and clause
                  (c) above;


PHTRANS:190239_1.WP5
                                                      - 17 -

                  (f) no Class CC-Special Series 2 shares shall bear the expenses and liabilities described in clause (a) and clause
                  (b) above;

                  (g) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class CC shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class CC shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class CC shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class CC shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class CC shares;

                  (h) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class CC-Special Series 1 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class CC-Special Series 1 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class CC-Special Series 1 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class CC-Special Series 1 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class CC-Special Series 1 shares;

                  (i) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, only Class CC-Special Series 2 shares shall be entitled to vote, except that: (i) if said matter affects shares of beneficial interest in Armada other than Class CC-Special Series 2 shares, such other affected shares in Armada shall also be entitled to vote and, in such case, Class CC-Special Series 2 shares shall be voted in the aggregate together with such other affected shares and not by class or series, except where otherwise required by law or permitted by the Board of Trustees of Armada; and (ii) if said matter does not affect Class CC-Special Series 2 shares, said shares shall not be entitled to vote (except where otherwise required by law or permitted by the Board of Trustees) even though the matter is submitted to a vote of the holders of shares of beneficial interest in Armada other than Class CC-Special Series 2 shares;

                  (j) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (b) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class CC shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class CC shares, such shares shall be entitled to vote and, in such case, Class CC shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees;

                  (k) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (c) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class CC-Special Series 1 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class CC-Special Series 1 shares, such shares shall be entitled to vote and, in such case, Class CC-Special Series 1 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees; and

                  (l) on any matter that pertains to the agreements, arrangements, expenses or liabilities described in clause (a) or clause (b) above (or to any plan or other document adopted by Armada relating to said agreements, arrangements, expenses or liabilities) and that is submitted to a vote of shareholders of Armada, Class CC-Special Series 2 shares shall not be entitled to vote, except where otherwise required by law or permitted by the Board of Trustees of Armada, and except that if said matter affects Class CC-Special Series 2 shares, such shares shall be entitled to vote and, in such case, Class CC-Special Series 2 shares shall be voted in the aggregate together with all other shares of beneficial interest in Armada voting on the matter and not by class or series, except where otherwise required by law or permitted by the Board of Trustees.

IDENTIFICATION OF SHARES WITH FUNDS.

                  RESOLVED, that Armada's classes or series of shares shall represent interests in the investment funds of Armada as follows:

         Class of Shares                     Investment Fund
         ---------------                     ---------------

         Class Z                             Tax Managed Equity Fund
         Class Z-Special Series 1
         Class Z-Special Series 2

         Class AA                            Aggressive Allocation Fund
         Class AA-Special Series 1
         Class AA-Special Series 2

         Class BB                            Balanced Allocation Fund
         Class BB-Special Series 1
         Class BB-Special Series 2

         Class CC                            Conservative Allocation Fund
         Class CC-Special Series 1
         Class CC-Special Series 2

AUTHORIZATION OF ISSUANCE OF SHARES TO INVESTORS.

              RESOLVED, that the appropriate officers of Armada be, and each of them hereby is, authorized, at any time after the effective date and time of Post-Effective Amendment No.
         __ to Armada's Registration Statement relating to the Tax
         Managed Equity, Aggressive Allocation, Balanced Allocation and Conservative Allocation Funds to issue and redeem from time to time Class Z shares, Class Z-Special Series 1 and Class Z-Special Series 2 shares representing interests in the Tax Managed Equity Fund; Class AA shares, Class AA-Special Series 1 shares and Class AA-Special Series 2 shares representing interests in the Aggressive Allocation Fund; Class BB shares, Class BB-Special Series 1 shares and Class BB-Special Series 2 shares representing interests in the Balanced Allocation Fund and Class CC Shares, Class CC-Special Series 1 shares and Class CC-Special Series 2 shares representing interests in the Conservative Allocation Fund, in accordance with the Registration Statement under the Securities Act of 1933, as the same may from time to time be amended, and the requirements of Armada's Declaration of Trust and applicable law, and that such shares, when issued for the consideration described in such amended Registration Statement, shall be validly issued, fully paid and non-assessable by Armada.

IMPLEMENTATION OF RESOLUTIONS.

                  RESOLVED, that the officers of Armada be, and each of them hereby is, authorized and empowered to execute, seal, and deliver any and all documents, instruments, papers and writings, including but not limited to, any instrument to be filed with the State Secretary of the Commonwealth of Massachusetts or the Boston City Clerk, and to do any and all other acts, including but not limited to, changing the foregoing resolutions upon advice of Counsel prior to filing said any and all documents, instruments, papers, and writings, in the name of Armada and on its behalf, as may be necessary or desirable in connection with or in furtherance of the foregoing resolutions, such determination to be conclusively evidenced by said officers taking any such actions.

                  (4) That the foregoing resolutions remain in full force and effect as of the date hereof.



                                              /s/ W. Bruce McConnel, III
                                                 -----------------------------
                                                  W. Bruce McConnel, III

Dated:   February __. 1998

Subscribed and sworn to before me this
__ day of February, 1998

/s/
--------------------------------------------
                  Notary Public

My Commission Expires  _______________, 199_